EXHIBIT 10.14

BANK OF AMERICA
                                                          AMENDMENT TO DOCUMENTS
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                   SECOND AMENDMENT TO BUSINESS LOAN AGREEMENT

This Second Amendment to Business Loan Agreement (Receivables and Inventory) is entered into as of September _________, 1997, between Bank of America Texas, N.
A. ("Bank") and De-Ro/Suncoast, Inc. ("Borrower").

                                    RECITALS

A. WHEREAS, Bank and Borrower have entered into that certain Business Loan Agreement (Receivables and Inventory) dated February 24, 1997, and amended on May 30, 1997 (collectively the "Agreement"); and

B. WHEREAS, Borrower and Bank desire to amend certain terms and provisions of said Agreement as more specifically hereinafter set forth.

                                     AGREED

NOW, THEREFORE, in consideration of the foregoing recitals and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Borrower mutually agree to amend said Agreement as follows:

1. In Paragraphs 2.2 (a) and 4.2 (a) (Availability Period) of the Agreement, the date "December 31, 1998" is substituted for the date "March 31, 1998".

2. Paragraph 5.1 (Unused Commitment Fee) of the Agreement is amended in its entirety to read as follows:

      5.1 UNUSED COMMITMENT FEE. The Borrower agrees to pay the Bank a fee on any difference between the Facility No. 1 Commitment and the amount of credit it actually uses, determined by the weighted average loan balance maintained during the specified period. The fee will be calculated at 3/8% per year and is payable at the end of each quarter in arrears, starting on December 31, 1997 and continuing through the Expiration Date.

This Amendment will become effective as of the date first written above, provided that each of the following conditions precedent have been satisfied in a manner satisfactory to Bank:

      The Bank has received from the Borrower a duly executed original of this Amendment.
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Except as provided in this Amendment, all of the terms and provisions of the
Agreement and the documents executed in connection therewith shall remain in full force and effect. All references in such other documents to the Agreement shall hereafter be deemed to be references to the Agreement as amended hereby.

THIS WRITTEN AMENDMENT AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first written above.

BANK OF AMERICA TEXAS, N.A.               DE-RO/SUNCOAST, INC.



By: _____________________________         By: _____________________________
Kim Ruth, Vice President                        Kirby Attwell, Chairman